                                                                Exhibit 10.30.14
                           AMENDMENT NUMBER FOURTEEN
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------


     THIS AMENDMENT NUMBER FOURTEEN TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 17th day of July, 1997, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

     WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and
                                                               ---------

     WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Best Western - Lynnwood, Colorado (the "Hotel") and the execution of the Lease Agreement for such Hotel.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  For purposes of this Amendment, all capitalized terms
         -------------
used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

     2.  Units Pledged.  In order to secure the lien of the pledge in favor of
         -------------
Secured Party in the Units pledged to secure the Lease Agreement for the Hotel,

Exhibit A to the Agreement is hereby amended and restated in its entirety to
---------
read in full as attached hereto as Exhibit A.
                                   ---------

     3.  Force and Effect.  Except to the extent modified by this Amendment, all
         ----------------
of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                       PLEDGOR

                                       /s/ ROBERT A. ALTER
                                       -------------------
                                       Robert A. Alter

                                       /s/ CHARLES L. BIEDERMAN
                                       ------------------------
                                       Charles L. Biederman

                                       SECURED PARTY
                                       SUNSTONE HOTEL INVESTORS, L.P.
                                       a Delaware limited partnership
                                       By:  Sunstone Hotel Investors, Inc.
                                            a Maryland corporation,
                                            Its General Partner

                                       By: /s/ ROBERT A. ALTER
                                           -------------------
                                           Robert A. Alter
                                           Its: President

                                   EXHIBIT A
                                   ---------

                      Percentage Leases & Pledge of Units


                                                 Number of             Third
Percentage                      Four Months   Allocable Units       Anniversary        Initials
  Lease                          Base Rent        Pledged               Date          of Pledgor
----------                      -----------   ---------------       -----------       ----------

Hampton Inn -                   $  188,750        19,868          August 16, 1998      CLB/RAA
  Denver S.E., CO

Hampton Inn -                   $  150,000        15,790          August 16, 1998      CLB/RAA
  Pueblo, CO

Courtyard by Marriott -         $  135,000        14,211          August 16, 1998      CLB/RAA
  Fresno, CA

Hampton Inn -                   $  158,667        16,702          August 16, 1998      CLB/RAA
  Mesa, AZ

Holiday Inn -                   $  125,000        13,158          August 16, 1998      CLB/RAA
  Steamboat Springs,CO

Holiday Inn -                   $  142,000        14,947          August 16, 1998      CLB/RAA
  Craig, CO

Holiday Inn -                   $   53,333         5,614          August 16, 1998      CLB/RAA
  Provo, UT

Hampton Inn -                   $  161,000        16,947          August 16, 1998      CLB/RAA
  Silverthorne, CO

Best Western -                  $  220,000        23,158          August 16, 1998      CLB/RAA
  Santa Fe, NM

Hampton Inn -                   $  132,000        13,895          August 16, 1998      CLB/RAA
  Arcadia, CA

Hampton Inn -                   $  139,333        13,933         December 13, 1998     CLB/RAA
  Oakland, CA

Cypress Inn -                   $  189,000        17,182          February 2, 1999     CLB/RAA
  Kent, WA

Cypress Inn -                   $  107,917         9,811          February 2, 1999     CLB/RAA
  Poulsbo, WA

Cypress Inn -                   $  145,667        13,242          February 2, 1999     CLB/RAA
  Clackamas, WA

Cypress Inn -                   $  121,000        11,000          February 2, 1999     CLB/RAA
  Portland, OR

Courtyard By Marriott -         $  142,000        14,025           April 1, 1999       CLB/RAA
  Riverside, CA

Holiday Inn Select -            $  270,000        24,828           June 28, 1999       CLB/RAA
  Renton, WA

                                                 Number of             Third
Percentage                      Four Months   Allocable Units       Anniversary        Initials
  Lease                          Base Rent        Pledged               Date          of Pledgor
----------                      -----------   ---------------       -----------       ----------

Comfort Suites -                $  240,000        24,615          August 13, 1999      CLB/RAA
  So. San Francisco, CA

Days Inn -                      $   90,000         9,231          August 13, 1999      CLB/RAA
  Price, UT

Residence Inn -                 $  100,000         9,524         September 20, 1999    CLB/RAA
  Highlands Ranch, CO

Holiday Inn -                   $  100,000         9,090          October 29, 1999     CLB/RAA
  Flagstaff, AZ

Holiday Inn -                   $  268,666        24,424          October 29, 1999     CLB/RAA
  Mesa, AZ

Hampton Inn -                   $  115,400        10,455          October 29, 1999     CLB/RAA
  Tucson, AZ

Radisson Suite -                $  363,400        29,665         December 19, 1999     CLB/RAA
  Oxnard, CA

Ramada Hotel -                  $  335,530        25,810          January 17, 2000     CLB/RAA
  Cypress, CA

Holiday Inn Harbor View -       $  289,033        22,233          January 17, 2000     CLB/RAA
  San Diego, CA

Hawthorn Suites -               $  367,533        26,479           March 10, 2000      CLB/RAA
  Kent, WA

Holiday Inn -                   $  501,992        38,232           March 31, 2000      CLB/RAA
  La Mirada, CA

Fountain Suites -               $  528,900        39,529            May 6, 2000        CLB/RAA
  Sacramento, CA

Ramada Plaza - Old Town         $  387,000        29,208           June 11, 2000       CLB/RAA
  San Diego, CA

Best Western -                  $  191,088        12,955           July 17, 2000       CLB/RAA
  Lynnwood, CO

COMBINED TOTALS:                $6,459,209       569,761*                              CLB/RAA


* Maximum number of units pledged is 481,955 pursuant to Section 1(a) of the Agreement.


                                      A-2